Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re Washington Mutual, Inc. et al	Case No. 08-12229 (MFW)
Reporting Period: 12-01-08 to 12-31-08

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Bank Reconciliation (or copies of Debtors’ bank reconciliations)	MOR-1a	Refer to attached stmt
Schedule of Professional Fees Paid	MOR-1b	Yes
Copies of bank statements	MOR-1c	Refer to attached stmt
Cash disbursements journals		n/a	Refer to MOR 1 for summary of all disbursements.
Statement of Operations	MOR-2	Yes	See attached notes
Balance Sheet	MOR-3	Yes	See attached notes
Status of Postpetition Taxes	MOR-4	Yes
Copies of IRS Form 6123 or payment receipt		n/a	Payroll services provided by JPM, including remission of taxes.
Copies of tax returns filed during reporting period		n/a	See listing of filings
Summary of Unpaid Postpetition Debts	MOR-4	n/a	Detail on face of balance sheet.
Listing of aged accounts payable	MOR-4	Yes
Accounts Receivable Reconciliation and Aging	MOR-5	n/a	No trade receivables
Debtor Questionnaire	MOR-5	Yes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

/s/ John Maciel	February 2, 2009
Signature of Authorized Individual*	Date

John Maciel	Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Washington Mutual, Inc., et al Case No. 08-12229 (MFW)

DISCLAIMER

Washington Mutual, Inc. (“WMI”) and WMI Investment Corp. (together, the “Debtors”) caution investors and potential investors in WMI not to place undue reliance upon the information contained in this Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of WMI. The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court and the United States Trustee. The Monthly Operating Report was not audited or reviewed by independent accountants; does not purport to present the financial statements of WMI in accordance with generally accepted accounting principles; does not purport to present the market value of WMI’s assets and liabilities or the recoverability of WMI’s assets; is in a format prescribed by applicable bankruptcy laws; and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in WMI’s securities, the Monthly Operating Report is complete. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results. This disclaimer applies to all information contained herein.

On September 26, 2008 (the “Petition Date”), the Debtors each commenced voluntary cases under chapter 11 of title 11 of the United States Code with the United States Bankruptcy Court for the District of Delaware. Prior to the Petition Date, on September 25, 2008, the Director of the Office of Thrift Supervision, appointed the Federal Deposit Insurance Corporation (the “FDIC”) as receiver for Washington Mutual Bank (“WMB”) and advised that the receiver was immediately taking possession of WMB. Immediately after its appointment as receiver, the FDIC sold substantially all the assets of WMB, including the stock of Washington Mutual Bank fsb, to JPMorgan Chase Bank, National Association (“JPMorgan”) pursuant to that certain Purchase and Assumption Agreement, Whole Bank, dated as of September 25, 2008 (the “Sale”).

Prior to the Petition Date, WMI and WMB jointly maintained their respective financial records. As a result of the Sale, many of the Debtors’ books and records were seized by the FDIC and transferred to the custody of JPMorgan. Accordingly, the Debtors are not in control of certain information relating to their operations and financial affairs, including, but not limited to, certain accounting information. In addition, as of the date of the Sale, substantially all of WMB’s employees became employees of JPMorgan. Accordingly, this Monthly Operating Report was prepared, in large part, based upon the information and work product and/or representations made available to the Debtors and their professionals by representatives of WMB and JPMorgan.

Given the Debtors’ limited, and in most cases indirect, access to the information relating to this Monthly Operating Report, the Debtors are still in the process of verifying the accuracy or completeness of all the information, statements and representations of WMB and JPMorgan. WMI is in the process of developing its own accounting and finance processes. WMI’s management has reviewed and made certain adjustments to the information provided by representatives of WMB and JPMorgan. The results set forth in this Monthly Operating Report are, however, being investigated further and may vary from the results listed in this Monthly Operating Report.

Results represented in this Monthly Operating Report are consistent with WMI’s accounting practices as of the Petition Date. However, records of prepetition assets and liabilities, including, among other things, liabilities owed by WMI to WMB and its affiliates are likely to be adjusted. The Debtors reserve all rights to amend the results represented in this Monthly Operating Report.

Washington Mutual, Inc., et al	Case No. 08-12229 (MFW)
December 2008 Monthly Operating Report -- UNAUDITED
MOR 1 -- Schedule of Cash Receipts and Disbursements

	Washington Mutual, Inc.							WMI Investment Corp.
Account	Deposit	Deposit	Deposit	Deposit	Deposit	General		Deposit	General	Deposit
Bank	WMB/JPM	WMB/JPM	BNY Mellon	WMB/JPM	WMB/JPM	Bank of America		WMB/JPM	Bank of America	US Bank
Bank Account	xxx0667	xxx4234	xxxx301	xxx9626	xxx9663	xxx4228	WMI	xxx4704	xxx4231	xxx7001	WMI Inv Corp	Combined
GL Account	70/10450/9909	70/10441/9909	70/10383/9778	70/10450/9910	70/10450/9911	70/10305/9347	Total	467/10450/9909	467/10305/9347	467/12510/9347	Total	Total

Opening Balance - 11/30/2008	261,338,652	3,667,943,173	81	4,650	747,799	11,840,685	3,941,875,040	53,493,453	2,964,258	3,237,976	59,695,687	4,001,570,727

Receipts

Interest & investment returns	78	161,214				1,530,892	1,692,184		216,867	1,800,550	2,017,417	3,709,601
Tax Refunds						1,573,600	1,573,600				-	1,573,600
Reimbursements from WMB							-				-	-
Reimbursements/distributions from subs						289,350,419	289,350,419				-	289,350,419
Sales of Assets/Securities							-			160,758,330	160,758,330	160,758,330
Miscellaneous Receipts							-				-	-
Total Receipts	78	161,214	-	-	-	292,454,911	292,616,203	-	216,867	162,558,881	162,775,747	455,391,951

Transfers

General to Disbursement						-	-				-	-
Loan to subsidiary						(11,930,682)	(11,930,682)				-	(11,930,682)
Sweep to Money Market account							-			(165,796,856)	(165,796,856)	(165,796,856)
General to payroll							-				-	-
To new bank account							-				-	-
Total Transfers	-	-	-	-	-	(11,930,682)	(11,930,682)	-	-	(165,796,856)	(165,796,856)	(177,727,538)

Disbursements

Insurance							-				-	-
Travel and other expenses						1,866	1,866					1,866
Retainer						30,000	30,000				-	30,000
Professional Fees						1,214,422	1,214,422				-	1,214,422
Bank fees			81			3,228	3,309		352,693		352,693	356,001
US Trustee Quarterly Fees							-				-	-
Directors fees						160,389	160,389				-	160,389
Miscellaneous Adjustments						-	-				-	-
Total Disbursements	-	-	81	-	-	1,409,904	1,409,985	-	352,693	-	352,693	1,762,678

Net Cash Flow	78	161,214	(81)	-	-	279,114,325	279,275,536	-	(135,826)	(3,237,976)	(3,373,802)	275,901,734

Cash - End of Month	261,338,730	3,668,104,387	-	4,650	747,799	290,955,010	4,221,150,576	53,493,453	2,828,432	0	56,321,885	4,277,472,461

GL Balance	261,338,730	3,668,104,387	-	4,650	747,799	290,955,010	4,221,150,576	53,493,453	2,828,432	-	56,321,885	4,277,472,460

Net value - Short-term securities							321,194,630				217,011,629	538,206,259

Total Cash & Cash Equivalents							4,542,345,206				273,333,514	4,815,678,719

Washington Mutual, Inc., et al December 2008 Monthly Operating Report -- UNAUDITED MOR 1a and MOR 1c -- Cash	Case No. 08-12229 (MFW)

Bank Reconciliations

The above-captioned debtors (the "Debtors") hereby submit this attestation regarding bank account reconciliations in lieu of providing copies of bank statements and copies of all account reconciliations.

I attest that each of the Debtors' bank accounts is reconciled to monthly bank statements. The Debtors' standard practice is to ensure that each bank account is reconciled to monthly bank statements for each calendar month 30 days after the quarter end.

/s/ John Maciel
John Maciel
Chief Financial Officer
Washington Mutual, Inc.

Washington Mutual, Inc.		Case No. 08-12229 (MFW)
MOR-1B: Schedule of Professional Fees Paid
Month Ended 12/31/08

		Check		Amount Paid		Amount Paid YTD
Payee	Period Covered	Number	Date	Fees	Expense	Fees	Expense

Akin, Gump, Strauss, Hauer & Feld LLP	10/15/08-10/31/08	Wire	12/30/2008	$576,119.20	$ 6,954.35	$576,119.20	$ 6,954.35
Alvarez and Marsal				-	-	1,125,521.50	58,540.92
Davis Wright Tremaine LLP	9/26/08 - 10/31/08	Wire	12/23/2008	194,230.60	352.35	194,230.60	352.35
Gibson, Dunn & Crutcher LLP	9/26/08 - 10/31/08	Wire	12/29/2008	106,303.60	136.82	106,303.60	136.82
Joele Frank, Wilkinson Brimmer Katcher	10/1/08 - 11/30/08	Wire	12/23/2008	49,306.25	2,778.23	49,306.25	2,778.23
Kurtzman Carson Consultants LLC	9/26/08 - 10/31/08	Wire	12/24/2008	93,483.41	-	93,483.41	-
Pepper Hamilton LLP	10/15/08 - 10/31/08	Wire	12/30/2008	124,965.80	2,274.11	124,965.80	2,274.11
Richards, Layton & Finger P.A.	9/26/08 - 10/31/08	Wire	12/24/2008	48,233.20	9,283.82	48,233.20	9,283.82

Total				$1,192,642.06	$ 21,779.68	$2,318,163.56	$ 80,320.60

Washington Mutual, Inc., et al	Case No. 08-12229 (MFW)
December 2008 Monthly Operating Report -- UNAUDITED
MOR 2 Statement of Operations for the month of December

	Washington Mutual, Inc.		WMI Investment Corp.
	Dec. 2008	Cumulative to Date	Dec. 2008	Cumulative to Date
Revenues:
Interest income:
Cash equivalents	1,662,690	3,855,304	39,814	39,814
Securities	278,456	540,899	108,774	2,970,191
Notes receivable - intercompany	377,336	584,615	-	1
Other	-	-	-	-
Total interest income	2,318,482	4,980,818	148,588	3,010,006
Earnings from subsidiaries and other
equity investments	(181,204,821)	(191,903,713)	(16,334,027)	(16,334,027)
Gains (losses) from securities / investments	(5,726,925)	(5,725,926)	(87,413,392)	(112,358,710)
Other income	211,339	477,624	-	-
Total revenues	(184,401,925)	(192,171,197)	(103,598,831)	(125,682,731)

Operating expenses:
Compensation and benefits	547,254	979,464	-	-
Occupancy and equipment	59,915	186,978	-	-
Professional fees	159,879	1,129,398	-	-
Postage, express mail and courier	-	14	-	-
Other outside services	-	199	-	-
Loss / (Income) from BOLI/COLI policies	(1,455,032)	(3,406,422)	-	-
Management fees / Transition services	1,000,000	3,000,000	-	-
Insurance	1,684,475	4,805,800	-	-
Other	99,349	101,374	209,165	353,018
Total operating expenses	2,095,840	6,796,805	209,165	353,018

Net profit (loss) before other income
and expenses	(186,497,765)	(198,968,002)	(103,807,996)	(126,035,749)

Other income and expenses:
Interest expense:
Notes payable - intercompany	-	-	-	-
Borrowings	-	-	-	-
Total interest expense	-	-	-	-
Other expense / (income)	-	(158,165)	-	-

Net profit (loss) before reorganization
items	(186,497,765)	(198,809,837)	(103,807,996)	(126,035,749)

Reorganization items:
Professional fees	5,495,746	15,824,269	-	-
US Trustee quarterly fees	-	13,000	4,875	4,875
Gains (losses) from sale of assets	-	-	-	-
Other reorganization expenses	-	-	-	-
Total reorganization items	5,495,746	15,837,269	4,875	4,875
Net profit (loss) before income taxes	(191,993,511)	(214,647,105)	(103,812,871)	(126,040,624)

Income taxes	-	-	-	-

Net profit (loss)	(191,993,511)	(214,647,105)	(103,812,871)	(126,040,624)

Washington Mutual, Inc., et al	Case No. 08-12229 (MFW)
December 2008 Monthly Operating Report -- UNAUDITED
MOR 3 Balance Sheet as of 12/31/2008 and 9/26/2008

	Washington Mutual, Inc.		WMI Investment Corp.
	12/31/2008	9/26/08	12/31/2008	9/26/08
Assets:
Unrestricted cash and cash equivalents	4,542,345,206	4,018,083,009	273,333,514	52,974,376
Restricted cash and cash equivalents	140,149,745	143,805,609	-	-
Investment securities	64,679,399	59,688,627	-	266,444,881
Accrued interest receivable	2,619,811	413,253	37,388	4,084,658
Accounts receivable	-	-	-	-
Income tax receivable	483,465,626	742,680,150	22,187,560	22,187,560
Prepaid assets	11,785,710	11,311,510	-	-
Cash surrender value of BOLI/COLI	86,522,556	84,039,738	-	-
Funded Pension	39,173,922	638,870,071	-	-
Other investments	18,548,737	25,532,184	48,882,412	65,952,708
Investment in subsidiaries	1,552,531,179	1,894,114,445	-	-
Notes receivable - intercompany	2,784,811	58,001,133	565,844,197	565,844,197
Other assets	36,883,783	23,489,277	-	-
Total assets	6,981,490,485	7,700,029,006	910,285,071	977,488,380

Liabilities not subject to compromise (Postpetition):
Accounts payable	6,814,833	-	-	-
Taxes payable	-	-	-	-
Wages payable	105,000	-	-	-
Other accrued liabilities	11,526,049	-	4,875	-
Rent and equipment lease payable	183,788	-	-	-
Deferred tax liability / (asset)	-	-	-	-
Other Liabilities - Intercompany	-	-	-	-
Other post-petition liabilities	-	-	-	-
Minority interest	2,000,000	2,000,000	-	-
Total post-petition liabilities	20,629,669	2,000,000	4,875	-

Liabilities subject to compromise (Pre-petition):
Senior debt	4,108,911,139	4,108,911,139	-	-
Subordinated debt	2,356,467,965	2,356,467,965	-	-
Accrued interest payable	75,907,764	75,907,764	-	-
Notes payable - intercompany	684,092,246	684,092,246	-	-
Accrued interest payable - intercompany	3,012	3,012	-	-
Accounts payable	-	-	-	-
Accounts payable - Intercompany	-	-	-	-
Taxes payable/deferreds	551,069,842	550,080,833	-	-
Payroll and benefit accruals	407,236,707	407,215,221	-	-
Other accrued liabilities	93,416,767	96,200,465	-	-
Other pre-petition liabilities	223	223	-	-
Total pre-petition liabilities	8,277,105,665	8,278,878,868	-	-

Total liabilities	8,297,735,334	8,280,878,868	4,875	-

Shareholders' equity:
Preferred stock	3,392,341,954	3,392,341,953	-	-
Common stock	12,988,753,556	12,988,753,556	1,000,000,000	1,000,000,000
Other comprehensive income	(2,116,416,942)	(1,590,151,320)	22,187,560	(36,644,880)
Retained earnings - pre-petition	(15,366,276,312)	(15,371,794,051)	14,133,260	14,133,260
Retained earnings - post-petition	(214,647,105)	-	(126,040,624)	-
Total shareholders' equity	(1,316,244,849)	(580,849,862)	910,280,196	977,488,380

Total liabilities and shareholder's equity	6,981,490,485	7,700,029,006	910,285,071	977,488,380

In re Washington Mutual, Inc., et al Case No. 08-12229 (MFW)

NOTES TO MOR-2 and MOR-3

Note 1: Washington Mutual Preferred Funding

On September 25, 2008, the Office of Thrift Supervision concluded that an “Exchange Event” had occurred with respect to the following securities (the “Securities”):

•

Washington Mutual Preferred (Cayman) I Ltd. 7.25% Perpetual Non-cumulative Preferred Securities, Series A-1 (to be exchanged into depositary shares representing Series J Perpetual Non-Cumulative Fixed Rate Preferred Stock of Washington Mutual, Inc. (“WMI”));

•

Washington Mutual Preferred (Cayman) I Ltd. 7.25% Perpetual Non-cumulative Preferred Securities, Series A-2 (to be exchanged into depositary shares representing Series J Perpetual Non-Cumulative Fixed Rate Preferred Stock of WMI);

•

Washington Mutual Preferred Funding Trust I Fixed-to-Floating Rate Perpetual Non-cumulative Trust Securities (to be exchanged into depositary shares representing Series I Perpetual Non-Cumulative Fixed-to-Floating Rate Preferred Stock of WMI);

•

Washington Mutual Preferred Funding Trust II Fixed-to-Floating Rate Perpetual Non-cumulative Trust Securities (to be exchanged into depositary shares representing Series L Perpetual Non-Cumulative Fixed Rate Preferred Stock of WMI);

•

Washington Mutual Preferred Funding Trust III Fixed-to-Floating Rate Perpetual Non-cumulative Trust Securities (to be exchanged into depositary shares representing Series M Perpetual Non-Cumulative Fixed Rate Preferred Stock of WMI); and

•

Washington Mutual Preferred Funding Trust IV Fixed-to-Floating Rate Perpetual Non-cumulative Trust Securities (to be exchanged into depositary shares representing Series N Perpetual Non-Cumulative Fixed-to-Floating Rate Preferred Stock of WMI).

In accordance with the terms of the documents governing the Securities, the Conditional Exchange of the Securities occurred on Friday, September 26, 2008 at 8:00 A.M. (New York time). The documentation governing the Securities contemplates that at the time of the Conditional Exchange, each outstanding Security was intended to be exchanged automatically for a like amount of newly issued Fixed Rate Depositary Shares or newly issued Fixed-to-Floating Rate Depositary Shares, as applicable, each representing a 1/1000th interest in one share of the applicable series of preferred stock of WMI. If and until such depositary receipts are delivered or in the event such depositary receipts are not delivered, any certificates previously representing Securities are deemed for all purposes, effective as of 8:00 AM (New York time) on September 26, 2008, to represent Fixed Rate Depositary Shares or Fixed-to-Floating Rate Depositary Shares, as applicable.

WMI and its advisors are currently assessing a number of legal, accounting and tax issues related to the Securities and the transactions related to the Conditional Exchange. Because of these unresolved issues, WMI has not yet reflected the Conditional Exchange and/or its attendant transactions on its financial statements, including any possible interests (direct or indirect, contingent or otherwise) in the Securities and the assets, as the case may be, of Washington Mutual Preferred Funding LLC.

WMI intends to make a public announcement upon resolution of these issues. The foregoing notwithstanding, assuming that the Conditional Exchange had been completed in accordance with the terms of the relevant documentation, on a pro forma basis WMI’s financial statements as at December 31, 2008 would reflect a credit to shareholders’ equity of approximately $3.9 billion upon issuance of the new classes of preferred stock of WMI that were reserved for issuance upon the occurrence of the Conditional Exchange, as well as a corresponding loss of approximately $3.9 billion upon conversion of the Securities.

Note 2: Investment in Subsidiaries

WMI’s investment in subsidiaries represents the book value of WMI’s subsidiaries, including WMI Investment Corp. (“WMI Investment”). The balance does not represent the market value of these entities.

Prior to year end, WMI reorganized its corporate structure resulting in the merger of several of its subsidiaries. Upon reorganization, WMI received cash of $271 million from dividends and the repayment of intercompany loans.

In December 2008, WMI recorded significant losses from its subsidiaries. These losses were primarily due to two factors.

•

WMI Investment incurred losses from the sale of its remaining investment securities ($87.4 million) and experienced a loss attributable to its investment in its wind-energy joint- venture ($16.3 million).

•

WM Mortgage Reinsurance Company recorded a loss of $79.3 million, principally related to a one-time adjustment to reconcile its estimated provision for losses to the ceded provision for losses reported by the insurance carriers. The ceded provisionfor losses, reported by the mortgage insurance carriers, is a more conservative estimate than recent actuarial estimates and is the basis for the insurance carriers’ requests for additional capital.

Note 3: Funded Pension

The funded pension balance was adjusted to reflect the (1) the market value of assets as of December 2, 2008 less (2) the November 2008 actuarial estimated settlement value of September 25, 2008 liabilities. The value does not reflect any recent changes in market values or interest rate assumptions since November 2008 which could materially affect the results.

Note 4: Taxes

The tax asset and liability balances are recorded consistent with WMI’s historical accounting practices as of the Petition Date and adjusted for refunds collected. Generally, tax related claims and payables are recorded on WMI’s books and records on a consolidated basis with the other members of the consolidated tax group and have not been adjusted for any potential claims against these assets. The recorded balances do not reflect all expected refunds or payments, which are currently being reviewed. WMI understands that JPMorgan, the purchaser of substantially all of WMB’s assets, may claim all or a portion of expected tax refunds.

No provision or benefit from income taxes has been recorded as the NOL’s are sufficient to offset income during the reported period.

Washington Mutual, Inc. / WMI Investments	Case No.08-12229 (MFW)
December 2008 Monthly Operating Report -- UNAUDITED
MOR 4 Status of Postpetition Taxes

		Washington Mutual, Inc.					WMI Investment Corp
		Beginning Tax Liability	Amt approved for pmt	Taxes collected	Taxes remitted	Closting Balance Post Petition	Beginning Tax Liability	Amt approved for pmt	Taxes collected	Taxes remitted	Closting Balance Post Petition

Federal	NOTES

Withholding	*					-					-
FICA – Employee	*					-					-
FICA – Employer	*					-					-
Unemployment	*					-					-
Income	**					-					-
Other:						-					-
Total Federal		-	-	-	-	-	-	-	-	-	-

State and Local

Withholding	*					-
Sales	***
Unemployment	*
Real Property	n/a
Personal Property	n/a
Other	****
-
Total State and Local		-	-	-	-	-	-	-	-	-	-

Total Taxes		-	-	-	-	-	-	-	-	-	-

NOTES

*All WMI payroll is being processed through JPM payroll services, including the remission of all related withholding taxes, benefits and employer taxes. WMI reimburses JPM for all payroll expenses.We have attached a listing of payroll related filings submitted

**WMI has booked no post-petition income tax provision, nor has it made any payments.
*** See signed statement below and attached listing of filings related to business activity.No outstanding liabilities reported as of December 31, 2008.
****Business and Occupation ("B&O") tax returns not filed for Seattle and Washington due to Debtor status, as directed by Department of Revenue

I attest that all tax returns have been filed in acordance withfederal / state / county / city requirements for the above period and according to the Company's tax payment schedule.  Any payments remitted have either been incorporated into the Schedule of Cash Receipts and Disbursements at MOR-1 or booked as a payable to JPM as a reimbursement.

/s/ John Maciel
John Maciel Chief Financial Officer Washington Mutual, Inc., et al

Washington Mutual, Inc. and WMI Investment Corp.			Case No.08-12229 (MFW)
Tax Return Filings
For the Period 12/1/2008 through 12/31/2008

Property Tax Filings:

No property tax returns were filed during the period 12/1/2008 through 12/31/2008.

Sales and Use Tax Filings:

No property tax returns were filed during the period 12/1/2008 through 12/31/2008.

Payroll Tax Filings:

Entity	Jurisdiction	Filing Description	Due Date	Date Filed
WMI	IRS (Federal)	Withholding summary of deposits and filings (semi-weekly)	12/5/2008	12/5/2008
WMI	IRS (Federal)	Withholding summary of deposits and filings (semi-weekly)	12/19/2008	12/19/2008
WMI	IRS (Federal)	Withholding summary of deposits and filings (semi-weekly)	12/24/2008	12/24/2008
WMI	IRS (Federal)	Withholding summary of deposits and filings (semi-weekly)	12/29/2008	12/29/2008
WMI	IRS (Federal)	Withholding summary of deposits and filings (semi-weekly)	12/31/2008	12/31/2008

Corporate Income Tax/Franchise Tax/Gross Receipts Tax Filings:

Entity	Jurisdiction	Filing Description	Due Date	Date Filed
WMI	Washington	Business and occupation tax return	12/26/2008	*

* As part of the process of transitioning the tax reporting functions from JPM, WMI is working with the appropriate taxing authority to determine its B&O filing requirements.During this transition period, no B&O returns are being filed.

If it is determined that a filing requirement exists, WMI will file the appropriate returns at that time.

Washington Mutual, Inc.
MOR-4: Post Petition Accounts Payable Aging by Vendor
As of December 31, 2008

Vendor	Current	1 - 30	31 - 60	61- 90	91 and Over	Total

Akin, Gump, Strauss, Hauer & Feld LLP	$144,029.80	$ -	$ -	$ -	$ -	$144,029.80
Alvarez & Marsal	1,320,854.29	-	-	-	-	1,320,854.29
Bowne	1,577.00	-	1,601.50	-	-	3,178.50
Brouwer, Curt	243.48	-	-	-	-	243.48
Corporation Service Company	1,701.70	77.29	-	-	-	1,778.99
Davis Wright Tremaine LLP	166,116.16	-	-	-	-	166,116.16
Depository Trust Company	3,422.00	-	-	-	-	3,422.00
FTI Consulting, Inc.	683,873.97	-	-	-	-	683,873.97
Gibson, Dunn & Crutcher LLP	57,610.77	-	-	-	-	57,610.77
Heller Ehrman LLP	-	198.25	-	-	-	198.25
IKON Office Solutions	196.20	-	-	-	-	196.20
Joele Frank, Wilkinson Brimmer Katcher	21,494.79	-	-	-	-	21,494.79
Jones Day	-	1,875.00	-	-	-	1,875.00
Kurtzman Carson Consultants LLC	269,108.94	-	-	-	-	269,108.94
Logan, Doreen	2,558.54	-	-	-	-	2,558.54
Mark Monitor	15,605.48	-	-	-	-	15,605.48
Milliman	20,812.50	-	-	-	-	20,812.50
National Financial Services	1,347.07	-	-	-	-	1,347.07
Pepper Hamilton	400,708.31	-	-	-	-	400,708.31
Richards, Layton & Finger P.A.	36,086.30	-	-	-	-	36,086.30
Schrag, Jan	278.00	-	-	-	-	278.00
Sidley Austin LLP	56,506.27	-	-	-	-	56,506.27
Stroock & Stroock & Lavan	2,176.97	-	-	-	-	2,176.97
Thomson Financial LLC	7,978.67	-	-	-	-	7,978.67
Towers Perrin	67,658.20	-	-	-	-	67,658.20
Weil, Gotshal & Manges LLP	3,522,034.96	-	-	-	-	3,522,034.96
Williams, Robert J.	7,100.47	-	-	-	-	7,100.47

Total	$ 6,811,080.83	$ 2,150.54	$ 1,601.50	$ -	$ -	$ 6,814,832.88

NOTES
*Any holdback for professionals pursuant to their respective retention orders are included in “Current.”
** Certain creditors have not been retained through the Bankruptcy Court and WMI is evaluating whether certain of the payments identified herein are the responsibility of its estate.

In re Washington Mutual, Inc., et al Case No. 08-12229 (MFW)

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.	X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5.  Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X

Explanations

2.	Pursuant to an order of the Bankruptcy Court dated October 8, 2008, the Debtors were authorized to continue using existing bank accounts and to open new debtor in possession bank accounts.

5.	New accounts opened during the reporting period:

Company	BANK	Account Number
Washington Mutual Inc.	Bank of America Money Market Account	XXXXX0658